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                                                                 Exhibit 24.01

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas A. Russo, Jeffrey A. Welikson and Barrett S. Di Paolo and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Lehman Brothers Holdings Inc. filed concurrently herewith, and any and all amendments (including post-effective amendments) and supplements to such Registration Statement and any Registration Statement previously filed by the Registrant or a predecessor in interest, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 30, 2001

            Signature                                          Title
            ---------                                          -----

/s/ Richard S. Fuld, Jr.                   Chief Executive Officer and
----------------------------------         Chairman of the Board of Directors
Richard S. Fuld, Jr.                       (principal executive officer)


/s/ David Goldfarb                         Chief Financial Officer
----------------------------------         (principal financial and accounting
David Goldfarb                             officer)


/s/ Michael L. Ainslie                     Director
----------------------------------
Michael L. Ainslie


/s/ John F. Akers                          Director
----------------------------------
John F. Akers


/s/ Roger S. Berlind                       Director
----------------------------------
Roger S. Berlind


/s/ Thomas H. Cruikshank                   Director
----------------------------------
Thomas H. Cruikshank


/s/ Henry Kaufman                          Director
----------------------------------
Henry Kaufman


/s/ John D. Macomber                       Director
----------------------------------
John D. Macomber


/s/ Dina Merrill                           Director
----------------------------------
Dina Merrill